THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlusSM Assurance A Class
Lincoln ChoicePlusSM Assurance B Class

Supplement dated October 3, 2011 to the Prospectus dated May 1, 2011, as supplemented

This Supplement outlines changes to the investment options of your Lincoln ChoicePlusSM individual annuity contract that will be effective October 31, 2011. All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Fund Additions: Effective October 31, 2011, the following funds will be available as new investment options.

•	LVIP Dimensional Non-U.S. Equity Fund (Service Class)
•	LVIP Dimensional U.S. Equity Fund: (Service Class)

The following table shows the estimated expenses of each fund (as a percentage of each fund’s average net assets):

	Management Fees (before any waivers/ reimbursements) +	12b-1 Fees (before any waivers/ reimbursements) +	Other Expenses (before any waivers/ reimbursements) +	Acquired Fund Fees and Expenses =	Total Expenses (before any waivers/ reimbursements)	Total Contractual waivers/ reimbursements (if any)	Total Expenses (after any waivers/ reimbursements)
LVIP Dimensional Non-U.S. Equity Fund1	0.25%	0.25%	0.55%	0.48%	1.53%	-0.50%	1.03%
LVIP Dimensional U.S. Equity Fund1	0.25	0.25	0.55	0.29	1.34	-0.50	0.84
1Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund’s Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through September 30, 2012. Other expenses are based on estimated amounts for the current fiscal year.

The following fund descriptions are added to the Investments of the Variable Account – Description of the Funds section of your prospectus.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation

•	LVIP Dimensional Non-U.S. Equity Fund: Capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Equity Fund: Capital appreciation; a fund of funds.

For additional information about these funds, please refer to the funds’ prospectuses included in this mailing.

Fund Closings: For contracts purchased on or after October 31, 2011, the funds listed below will be unavailable as investment options:

•	Lord Abbett Fundamental Equity Portfolio
•	Morgan Stanley UIF Growth Portfolio
•	Oppenheimer Global Securities Fund

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Please retain this Supplement for future reference.